UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MOMENTUS INC.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6 (i) (1) and 0-11

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION, DATED FEBRUARY 5, 2024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Items of Business

1. A proposal to approve, pursuant to Nasdaq listing rules, the repricing of certain existing warrants of the Company (the “Warrant Repricing Proposal”);

2. Any postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve the Warrant Repricing Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

Special Meeting Details
You can vote if you are a stockholder of record as of the close of business on [•], 2024.

The Special Meeting of Stockholders will be held in a virtual format only, via live webcast at [•]

By order of the Board of Directors,

Paul Ney
Chief Legal Officer and Corporate Secretary
[•], 2024
Date and Time [•], 2024 [•] Pacific Time

Where Via livestream webcast at [•]

Your Vote is Important Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.

VOTE ONLINE By [•], 2024 www.proxyvote.com

VOTE BY PHONE By [•], 2024 1-800-690-6903

VOTE BY MAIL By [•], 2024 Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

VOTE DURING THE MEETING Via livestream webcast at [•]

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION, DATED FEBRUARY 5, 2024

3901 N. First Street
San Jose, California 95134
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2024
AT [•] PACIFIC TIME
GENERAL INFORMATION
What is included in these proxy materials? What is a proxy statement and what is a proxy?
The proxy materials for this Special Meeting of Stockholders (the “Special Meeting”) of Momentus Inc., a Delaware corporation (“Momentus,” the “Company,” “our company,” “we,” “our,” or “us”), include the Notice of Special Meeting, this Proxy Statement (“Proxy Statement”) and a proxy card or voting instruction form. The Company has made these proxy materials available to you because you were a stockholder of record at the close of business on [•], 2024.
Our principal executive offices are located at 3901 N. First Street, San Jose, California 95134.
A “proxy statement” is a document that U.S. Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. The word “proxy” has two meanings. A “proxy” is the legal designation of another person to cast the votes entitled to be cast by the holder of the shares and is sometimes called a “proxy card.” That other designated person is called a “proxy” and is sometimes referred to as a “proxy holder.”
We have designated two of our officers as proxies for the Special Meeting. When you authorize a proxy via the Internet, by telephone or (if you have received paper copies of our proxy materials) by returning a proxy card, you appoint John Rood and Paul Ney as your proxies at the Special Meeting (the “proxy”), with full power of substitution by any of them. Even if you plan to attend the Special Meeting, we encourage you to authorize a proxy to vote your shares in advance via the Internet, by telephone or (if you have received paper copies of our proxy materials) by returning a proxy card. If you authorize a proxy via the Internet or by telephone, you do not need to return your proxy card.
The form of proxy and this Proxy Statement have been approved by our board of directors (the “Board”) and are being provided to stockholders by the Board’s authority. These materials were first made available or sent to you on or about [•], 2024. Any reference in this Proxy Statement to attending the Special Meeting, including any reference to “in person” attendance, means attending by remote communication via live webcast on the Internet.
What am I voting on at the Special Meeting?
At the Special Meeting, our stockholders are asked to consider and vote upon:
•	Approving, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain existing warrants of the Company (the “Warrant Repricing Proposal”); and

•
any postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”).

How does the Board recommend I vote?
The Board recommends that you vote as follows:
•	FOR the Warrant Repricing Proposal.
•	FOR the Adjournment Proposal.
Will any other business not discussed in this Proxy Statement come before the Special Meeting?
No. Pursuant to the Amended and Restated Bylaws of the Company (the “Bylaws”), any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.
What does it mean to vote by proxy?
It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Special Meeting. If you properly sign and deliver your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares as follows:
•	FOR the Warrant Repricing Proposal.
•	FOR the Adjournment Proposal.
The individuals named as proxies will vote in their discretion on any other matter that may properly come before the Special Meeting or any postponement or adjournment of the Special Meeting.
Who is entitled to vote?
The Board has fixed the close of business on [•], 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were [•] shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.
How many votes do I have?
Holders of record of shares of our common stock will be entitled to one vote for each share of common stock held by them on the Record Date and have the right to vote on all matters brought before the Special Meeting.
How do I attend and submit my vote for the Special Meeting?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•
By Internet. Follow the instructions in the Proxy Materials or on the proxy card. You may vote via internet website address at www.proxyvote.com. Votes by internet must be submitted by 11:59 p.m. Eastern Time on [•], 2024.

•
By Telephone. If you received a printed copy of the proxy materials, follow the instructions on the proxy card. You may vote via telephone at 1-800-690-6903. Votes by telephone must be submitted by 11:59 p.m. Eastern Time on [•], 2024.

•
By Mail. If you received a printed copy of the proxy materials, complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope provided or return your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR the Warrant Repricing Proposal and FOR the Adjournment Proposal, and will be voted according to the discretion of the proxy holder upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you are mailed, or otherwise receive or obtain, a proxy card or voting instruction form, and you choose to vote by internet or by telephone, you do not have to return your proxy card or voting instruction form. Votes submitted by mail must be received by [•], 2024.
•
By Internet at the Special Meeting. You may also vote in person virtually by attending the meeting at [•]. To attend the Special Meeting and vote your shares, you must provide the control number located on your proxy card.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):
•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.
•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.
We will be hosting our Special Meeting via live webcast only. Any stockholder can attend the Special Meeting live online at [•]. In order to attend the Special Meeting and vote, you must be a holder of record and provide the control number located on your proxy card. The webcast will start at [•] Pacific Time on [•], 2024.
How do I submit questions for the Special Meeting?
You will be able to submit questions prior to the Special Meeting by visiting www.proxyvote.com and following the online instructions. Questions submitted prior to the Special Meeting must be submitted no later than 11:59 p.m. Eastern Time on [•], 2024 (the day before the Special Meeting). You will be able to submit questions during the Special Meeting by visiting [•]. We will respond to questions as time permits, provided that they are relevant and applicable to the Special Meeting.
Who will count the vote?
A representative of Broadridge Financial Solutions, an independent tabulator, will count the vote and act as the inspector of election.
How do I revoke or change a vote?
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Special Meeting by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy via the Internet, by telephone or by returning a proxy card bearing a later date or by attending the Special Meeting and voting. A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by obtaining a legal proxy from such institution and voting at the Special Meeting.
What does it mean if I receive more than one proxy or voting instruction form?
It means your shares are registered in more than one account. Please complete and provide your voting instructions for all proxy cards and voting instruction cards that you receive. We encourage you to register all your accounts in the same name and address. Registered stockholders may contact our transfer agent, Continental Stock Transfer & Trust Company. Street name stockholders holding shares through a bank, broker or other nominee should contact their bank, broker or nominee and request consolidation of their accounts.
What constitutes a quorum?
The holders of one-third of the voting power of the shares of our common stock issued and outstanding and entitled to vote, in person or represented by proxy at the Special Meeting, constitute a quorum. A quorum is necessary to transact business at the Special Meeting.

What is the required vote to approve the proposals?
The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting is required to approve both the Warrant Repricing Proposal and the Adjournment Proposal.
What is the effect of abstentions and broker non-votes?
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner submits a proxy for the Special Meeting without voting on a particular proposal, because the bank, broker or other nominee has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that proposal. If you are a beneficial owner of shares held in street name and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares of Class A common stock are listed with Nasdaq, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We understand that the Adjournment Proposal will be considered “routine” by the NYSE and, accordingly, we believe that your broker may vote your shares on the proposal without instructions from you. However, we believe that the Warrant Repricing Proposal involves matters that we believe will be considered non-routine and brokers and other intermediaries will not have the discretion to vote in it without voting instructions. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the NYSE.
We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the Special Meeting.
Why are you holding a virtual Special Meeting?
The Special Meeting will be held by remote communication in a virtual meeting format only. We believe that the virtual meeting format will provide expanded access, improved communication and cost savings for our stockholders and the Company.
The Special Meeting will convene at [•] Pacific Time on [•], 2024. We encourage you to access the Special Meeting prior to the start time leaving ample time for the check-in process.
How are proxies solicited and who bears the cost?
The accompanying proxy is solicited by and on behalf of the Board, and the cost of such solicitation will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and electronic communications by directors, officers and other Company employees without additional compensation. Broadridge Financial Solutions will distribute proxy materials to banks, brokers, and other nominees for forwarding to beneficial owners and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials. The Company may also engage a third-party proxy solicitor whose services would be paid for by the Company.
What happens if the meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What if I have technical difficulties or trouble accessing the Special Meeting?
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting at [•] Pacific Time on [•], 2024 and will remain available until the Special Meeting has ended.
What is “householding”?
SEC rules concerning the delivery of disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements, and information statements.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the proxy materials was delivered. You may make a written request by sending a notification to: Corporate Secretary, Momentus Inc., 3901 N. First Street, San Jose, California 95134, providing your name, your shared address, and the address to which we should direct the additional copy of the proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
Who should I contact if I have any additional questions?
If you hold your shares directly, please contract an investor relations representative at investors@momentus.space. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL NO. 1

WARRANT REPRICING PROPOSAL
General
Momentus is asking stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain existing warrants of the Company (the “Warrant Repricing Proposal”). As previously disclosed, on January 17, 2024, we closed a transaction with an institutional investor as the purchaser (the “Investor”) in which we sold, and the Investor purchased, in a registered direct offering (i) an aggregate of 900,000 shares of the Company’s Class A common stock, at a purchase price of $1.085 per share of Class A common stock and one January 2024 Warrant (as defined below), (ii) in lieu of Class A common stock, at the election of the Investor, pre-funded warrants to purchase 2,787,000 shares of Class A common stock, at a purchase price of $1.08499 per pre-funded warrant, and (iii) warrants to purchase 3,687,000 shares of Class A common stock (the “January 2024 Warrants”), pursuant to the terms of a Securities Purchase Agreement (the “Securities Purchase Agreement”) that we entered into with the Investor.
Additionally, the Securities Purchase Agreement provides for a warrant repricing transaction (the “Warrant Repricing Transaction”) with respect to warrants to purchase up to 5,808,538 shares of the Company’s Class A common stock initially issued by the Company to the Investor on November 9, 2023 (the “November 2023 Warrants”). The Securities Purchase Agreement requires the Company, among its other obligations, to hold a meeting of stockholders by April 16, 2024 to request stockholder approval of the Warrant Repricing Transaction (the “Stockholder Approval”) for a reduction of the exercise price from $3.862 per share to $0.96 per share and an extension of the termination date of the November 2023 Warrants to five years following the date on which the Company receives the Stockholder Approval.
If the Stockholder Approval is not obtained at the Special Meeting, then the Company will be required to call another meeting of stockholders every sixty days thereafter to seek the Stockholder Approval until the earlier of the date Stockholder Approval is achieved and May 9, 2024, which is the date that is six months after the November 9, 2023 issuance date of the November 2023 Warrants. If Stockholder Approval is not obtained by May 9, 2024, then automatically and without any approval of stockholders (i) the exercise price of the November 2023 Warrants will be reduced (if and only if such new exercise price on the repricing date is lower than the exercise price of the November 2023 Warrants then in effect) to be the Minimum Price (as defined below) of the Class A Stock on May 9, 2024, and (ii) the termination date of the November 2023 Warrants will be extended to May 9, 2029.
The November 2023 Warrants and the January 2024 Warrants both provide that the Investor will not have the right to exercise any portion of such warrants if the exercise would cause (i) the aggregate number of shares of our Class A common stock beneficially owned by the Investor (together with its affiliates) to exceed 4.99% (or, at the election of the Investor, 9.99%) of the number of shares of Class A common stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the Investor (together with its affiliates) to exceed 4.99% (or, at the election of the Investor, 9.99%) of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants.
Nasdaq Stockholder Approval Requirement
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price” as provided in Nasdaq Listing Rule 5635(d)).

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Special Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Warrant Repricing Proposal. For purposes of the approval of this Warrant Repricing Proposal, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE WARRANT REPRICING PROPOSAL.

PROPOSAL NO. 2

ADJOURNMENT PROPOSAL
The Company is asking its stockholders to approve the postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve the Warrant Repricing Proposal at the time of the Special Meeting.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal. Abstentions have the same effect as a vote “Against” the Adjournment Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A common stock as of February 1, 2024, for each of our named executive officers, directors, all executive officers and directors as a group and each person known by us to be the beneficial owner of more than 5% of our Class A common stock. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of February 1, 2024. Class A common stock subject to warrants or options that are currently exercisable or exercisable within 60 days of February 1, 2024 or subject to restricted stock units that vest within 60 days of February 1, 2024 are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of our directors and executive officers is c/o Momentus Inc., 3901 N. First Street, San Jose, California 95134. The percentage of beneficial ownership of our shares of Class A common stock is calculated based on 11,971,363 shares of Class A common stock outstanding as of February 1, 2024.
Name and Address of Beneficial Owners	Number of Shares	%(1)
5% Stockholders:
None	—	—
Directors and Executive Officers:
John C. Rood	30,746(2)	*%
Chris Hadfield	3,327	*%
Brian Kabot	35,057(3)	*%
Mitchel B. Kugler	2,525	*%
Victorino G. Mercado	4,387	*%
Kimberly A. Reed	5,051	*%
Linda J. Reiners	5,051	*%
Rob Schwarz	18,344(4)	*%
Paul Ney	5,716(5)	*%
Eric R. Williams	19,006	*%
Directors and executive officers as a group (10 individuals)	129,210	1.1%

Former Executive Officer:
Jikun Kim	1,833(6)	*%
*	Less than one percent.
(1)
The aggregate percentage of shares of Class A common stock reported to be beneficially owned by each person named is determined in accordance with the rules of the SEC and is based on 11,971,363 shares of Class A common stock of the Company outstanding as of February 1, 2024.

(2)	Consists of (i) 7,428 shares of Class A common stock and (ii) 7,772 shares of Class A common stock issuable upon the exercise of options.
(3)
Represents 3,782 shares of Class A common stock held by Brian Kabot directly. The Schedule 13D/A filed with the SEC by SRC-NI Holdings, LLC, the sponsor entity of Stable Road Acquisition Corp. (the “Sponsor”), on February 11, 2022 (the “Sponsor Schedule 13D/A”), indicated that Mr. Kabot, Juan Manuel Quiroga and Edward K. Freedman are the three managing members of the Sponsor, the majority approval of whom is required to approve an action of the Sponsor. As a result, none of the aforementioned individuals are deemed to be beneficial owners of the Sponsor’s securities, which, based on the Sponsor Schedule 13D/A, total 28,750 shares of Class A common stock in sole voting power and sole investment power. The Sponsor Schedule 13D/A specifies that the Sponsor is not a member of a group.

(4)	Consists of (i) 0 shares of Class A common stock and (ii) 8,776 shares of Class A common stock issuable upon the exercise of options.
(5)	Consists of (i) 2,049 shares of Class A common stock and (ii) 336 shares of Class A common stock issuable upon the exercise of options.
(6)	Consists of 1,833 shares of Class A common stock.

OTHER BUSINESS THAT MAY COME BEFORE THE SPECIAL MEETING
Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting.
FORWARD-LOOKING STATEMENTS
Please note that this Proxy Statement and the accompanying materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and the Company’s future results of operations, financial position, business strategy and future plans. Forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “can,” “could,” “should,” “would,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “guidance,” “objective,” “plan,” “seek,” “grow,” “target,” “if,” “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. These statements are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this Proxy Statement and the accompanying materials. Additional information concerning these and other risk factors is contained in the Company’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2023, including the Risk Factors section therein, in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023, including the Risk Factors section therein, in the Company’s Quarterly Report on Form 10-Q/A filed with the SEC on August 15, 2023, including the Risk Factors section therein, in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2023, including the Risk Factors section therein, and in its other filings with the SEC. The forward-looking statements included in this Proxy Statement and the accompanying materials are made as of the date hereof. Except as required by law, the Company undertakes no obligation to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations.

STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in our Proxy Statement for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Amended and Restated Bylaws.

PROXY AUTHORIZATION
The interest and cooperation of all stockholders in the affairs of Momentus are considered to be of the greatest importance by our management team. Whether or not you plan to attend the Special Meeting, it is requested that, whether your share holdings are large or small, you promptly authorize a proxy to vote your shares via the Internet, by telephone or by mail.
By Order of the Board of Directors,

John Rood
Chairperson, President, and Chief Executive Officer

Momentus Inc.

MOMENTUS INC.
3901 N. FIRST STREET
SAN JOSE, CA 95134

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MNTS2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30040-S82967 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOMENTUS INC.

The Board of Directors recommends you vote "FOR" Proposals 1 and 2:	**For**	**Against**	**Abstain**
1. To approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain existing warrants of the Company.	☐	☐	☐
2. To approve, if necessary, the postponement or adjournment of the Special Meeting to permit further solicitation and vote of proxies in favor of the warrant repricing proposal.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V30041-S82967

MOMENTUS INC.
Special Meeting of Stockholders
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Rood and Paul Ney, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of MOMENTUS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD], Pacific Time, on [TBD], at the virtual special meeting to be held at www.virtualshareholdermeeting.com/MNTS2024SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side